UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 24, 2011

Date of Report (Date of earliest event reported)
Endurance Specialty Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-0392908

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)
(441) 278-0440

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On May 24, 2011, Endurance Specialty Holdings Ltd. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters included on Schedule 1 thereto, for the sale by the Company of 9,200,000 7.50% Non-Cumulative Preferred Shares, Series B, par value $1.00 (the “Series B Preferred Shares”), which included 1,200,000 Series B Preferred Shares purchased through the underwriters’ exercise of the overallotment option in full. The Series B Preferred Shares were sold under the Company’s shelf registration statement on Form S-3ASR (Reg. No. 333-156147) (the “Form S-3ASR”). The Company expects to use the proceeds from the sale of the Series B Preferred Shares for general corporate purposes, including repurchases of outstanding debt and to support the underwriting activities of its insurance and reinsurance subsidiaries. The Company intends to list the Series B Preferred Shares on the New York Stock Exchange under the symbol “ENHPRB.”
     The offering of the Series B Preferred Shares described in this Current Report on Form 8-K is more fully described in the Company’s final prospectus supplement, as filed with the Securities and Exchange Commission on May 26, 2011 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, constituting a part of the Company’s Form S-3ASR. The offering of the Series B Preferred Shares is expected to close on June 1, 2011. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits
     The following exhibit is filed as part of this report:

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of May 24, 2011, by and among Endurance Specialty Holdings Ltd., and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters included on Schedule 1 thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: May 26, 2011

By:	/s/ John V. Del Col
	Name:	John V. Del Col
	Title:	General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of May 24, 2011, by and among Endurance Specialty Holdings Ltd., and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters included on Schedule 1 thereto.